United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2015

Home BancShares, Inc.
(Exact name of registrant as specified in its charter)

Arkansas	000-51904	71-0682831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (501) 328-4770

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 27, 2015, Home BancShares, Inc. issued a press release announcing that its wholly owned subsidiary Centennial Bank has acquired the Florida Panhandle banking operations of Doral Bank ("Doral Florida") through an alliance agreement with Banco Popular of Puerto Rico, who was the successful lead bidder to acquire assets and liabilities of the failed Doral Bank of San Juan, Puerto Rico, from the Federal Deposit Insurance Corporation ("FDIC"). Centennial Bank will not receive any loss-share from the FDIC for the Doral Florida assets acquired. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
99.1	Press Release: Home BancShares and Centennial Bank Announce FDIC-Assisted Acquisition of Loans and Deposits.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc. (Registrant)
February 27, 2015 (Date)	/s/ BRIAN DAVIS Brian Davis Chief Accounting Officer